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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C.   20549

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                                      FORM 8-K/A

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF

                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       DECEMBER 4, 1996
                                                 ------------------------------


                                  PREMIER PARKS INC.
                                  ------------------
                (Exact name of registrant as specified in its charter)


     DELAWARE                           0-9789                     73-613774
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(State or other                      (Commission            (IRS Employer
jurisdiction of                       File Number)        Identification No.)
incorporation)

            11501 NORTHEAST EXPRESSWAY, OKLAHOMA CITY, OKLAHOMA 63131
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             (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (405) 475-2500
                                                   ----------------------------

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            (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets

     On December 4, 1996, Premier Parks Inc. (the "Company") acquired substantially all of the assets (the "Assets") of Storytown USA, Inc. and Fantasy Rides Corporation (collectively "Storytown"), used in the operation of The Great Escape, a theme and water park located in Lake George, New York, for an aggregate purchase price of $33,000,000 in cash (the "Purchase Price"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated August 23, 1996, by and among the Company, a wholly-owned subsidiary of the Company, Storytown and Charles R. Wood, the sole stockholder of Storytown ("Wood").

     The Company funded $17,000,000 of the Purchase Price from the proceeds of a term loan borrowing in such amount under the Company's $115 million senior secured credit facility, dated October 30, 1996 (the "Facility"), with the balance funded by cash from operations and a portion of the net proceeds received by the Company from its public offering of Common Stock in June 1996. The term loan matures October 31, 2001, is secured by substantially all of the Assets and bears interest equal to (a) a base rate equal to the higher of the Federal Funds Rate plus 1/2% or the prime rate of Citibank, N.A., in each case, plus the Applicable Margin or (b) the London Interbank Offered Rate plus the Applicable Margin.

     The Purchase Agreement provides for customary indemnification to the Company by Storytown and indemnification for misrepresentations by Wood, in each case, unlimited as to amount. In connection with the acquisition, the Company entered into a five-year non-competition agreement and a five-year consulting agreement with Wood, providing for aggregate payments to Wood of $1.25 million, payable over the term of the agreement. In addition, at the closing of the transaction, the Company issued 9091 shares of its Common Stock to a charitable organization affiliated with Wood.

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ITEM 7.  Financial Statements and Exhibits

     (a) Financial Statements of The Great Escape as of October 31, 1994 and 1995 and for the years then ended and at September 30, 1996 and the eleven-month period then ended -- incorporated by reference to the financial statements of Storytown included in the Registrant's Registration Statement on Form S-2 (Reg No. 333-16573) (the "Registration Statement").

     (b) Pro Forma financial statements at December 31, 1995 and for the year then ended and at September 30, 1996 and the nine-month period then ended - incorporated by reference to the Registrant's unaudited pro forma combined financial statements included in the Registration Statement.

     (c) The following documents are filed herewith as exhibits to this Form 8-K:

            10(a) Asset Purchase Agreement dated August 23, 1996, among the Registrant, a subsidiary of the Registrant, Storytown USA, Inc., Fantasy Rides Corporation and Charles R. Wood -- incorporated by reference from Exhibit 10(p) to the Registration Statement.

            *10(b) Consulting Agreement, dated December 3, 1996, between Registrant and Charles R. Wood.

            *10(c) Non-competition Agreement, dated December 3, 1996, between Registrant and Charles R. Wood.

            10(d) Credit Agreement, dated October 30, 1996, between the Registrant and Lehman Commercial Paper Inc. -- incorporated by reference from
Exhibit 10(b) to the Company's Current Report on Form 8-K, dated November 13, 1996.


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*    Previously filed

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 10, 1997

                                       PREMIER PARKS INC.



                                       By:     /s/ Kieran E. Burke
                                          --------------------------
                                            Kieran E. Burke
                                            Chairman of the Board and
                                            Chief Executive Officer


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